D.A. Davidson E&C Conference
September 28, 2010

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and Non-GAAP
Information
 This presentation contains forward-looking statements within the meaning of the Private
 Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, “Risk Factors” of the Company’s Annual
 Report on Form 10-K for the year ended July 31, 2010, and other risks outlined in the
 Company’s periodic filings with the Securities and Exchange Commission (“SEC”). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules.
 As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included at the end of this presentation.

Dycom Industries Introduction

■ Leading provider of specialty contracting services principally to telephone and cable companies
■ Telecommunications industry dynamics driving growth potential
■ Major participant in a large, but fragmented industry, which offers acquisition opportunities
■ Significant portion of revenues from multi-year Master Service
 Agreements
■ Experienced management team operating through a decentralized, customer-focused organizational structure
■ Strong cash flows and liquidity

Telecommunications
78.2%
3.9%
17.9%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

Customer Revenue Mix
Quarter Ended July 31, 2010 - $281.5 million*
*Q4-10 includes an incremental week as the result of our 52/53 week fiscal year.

Providing End-To-End Services
Engineering
Underground Facility Locating
Outside Plant & Equipment Installation

Dycom Industries At a Glance
Dycom is a leading telecommunications infrastructure provider in the United States
■ Headquartered in Palm Beach Gardens, Florida
■ Fourth quarter fiscal 2010 revenues of $281.5 million, including an additional week required by our fiscal calendar
■ Strong financial profile
 } Cash and equivalents $103.3 million at July 31, 2010
 } Shareholders’ equity $394.6 million at July 31, 2010
 } Operating cash flow of $54.1 million for fiscal year 2010
 } New five year $225 million revolving credit facility through
 October 2015
■ Nationwide footprint
 } Operates in 48 states and to a limited extent in Canada
 } 30 operating subsidiaries and hundreds of field offices
■ Over 8,800 employees
■ Listed on the NYSE under the ticker: DY

★ Dycom Headquarters
● Subsidiary Headquarters

White Mountain Cable Construction

Ansco & Associates

CableCom

Star Construction, LLC

tesinc

C-2 Utility Contractors, LLC

CCG Communications Construction Group

RJE Canada

Triple D Communications, LLC

CCLC

RJE Telecom

STS

TCS Communications, LLC

Locating Inc. underground utilities

CAVO

Point to Point Communications, Inc.

Niels Fugal Sons Co.

Prince Telecom

UtiliQuest

SCI

Ivy H. Smith Co.

Globe Communications, LLC

Underground USI

Midtown Express

Broadband Express

Cable Connectors LLC

Nichols Construction Co. LLC

Precision Valley Communications

Lamberts Cable Splicing Company, LLC

DYCOM INDUSTRIES INC.

Strong subsidiaries, broad national footprint
Subsidiaries
Dycom’s Nationwide Presence
Dycom Operating Overview

Industry Developments…
■ Telephone/cable industry convergence - a reality
 } Competition for customers drives growth
■ Network bandwidth expansion - an imperative
 } Telephone companies expanding network capacity
 } Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband
■ Product bundles - key to telephone/cable success
 } Decrease churn
 } Provide revenue growth opportunities to offset market share erosion
 } Differentiate service from satellite video providers

…And Industry Opportunities
■ Continued capital spending
 } Telephone company deployments of Fiber (FTTx)
 } Cable company bandwidth expansion
 } Customer premise equipment deployments
 } Fiber to the cell site
 } Rural broadband deployment
■ Renewed focus on network reliability and availability as subscribers demand better service levels
■ Continued outsourcing as time to market and installation quality crucial for new product launches

Telecom Capital Spending
Capex Commentary
■ Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission
■ RBOCs will continue to constitute the vast majority of U.S. fixed line investment
■ Significant portion of RBOCs’ capital budgets are expected to be from fiber deployments, including fiber to the cell site initiatives
■ Carriers are shifting capital spending to address growth needs and increased competition from cable companies
“… […] we will continue to invest in developing new products and services and related businesses. We have IPTV in three markets basically using the same model that AT&T uses with the Microsoft middleware. We have an Impact 4 Head End in
Missouri and basically, we use the fiber network that you saw to take the national content out of that impact for Head End, put a local Head in, a mini-Head in, in an area to take the off-the-air channels and combine the two and basically provide a video product for our customers. We're in the stage of a soft launch of video, IPTV video, in the Las Vegas market and expect to be rolling out other, more densely populated markets in the EMBARQ footprint sometime next year.”
Glen Post III - CenturyLink - Chairman and Chief Executive Officer September 2010

Cable Capital Spending
Capex Commentary
■ Continued capital expenditures on bandwidth reclamation, VOIP and HDTV product offerings, and cellular backhaul
■ Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability
■ Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms
“We think, with all the devices that are coming out and WiFi being more ubiquitous, that clearly people are going to see broadband as a more important part of their household set, whether it's economy broadband at a lower price or whether it's 50 or
100 megabits, depending on what people want in their home. So we're really going to focus on how do we expand that market. Obviously, the FCC is very focused on how to expand that market as well, and we think that there will be upward pressure to expand that market as well as -- and, we hope, to participate and take greater share from that expansion as well as take share from some of our competitors.”
Mike Angelakis, Comcast -Chief Financial Officer  September 2010

■ “Dig Safe” laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation
 } Regulate telephone, cable, power, gas, water & sewer utilities
 } Seek to minimize network outages, protect job-site workers, and safeguard the general public
 } Locates often required as a condition for permit issuance
■ Generally outsourced by telecom companies and cable operators
 } Work generated by excavators via “800 number” call centers
 } High volume of transactions must be completed within 48-72 hours
■ Regulatory backdrop promotes steady workflow
 } Driven by regional macro-economic factors
Underground Facility Locating Services

Dycom’s Competitive Advantages
■ Established customer relationships and reputation
■ Broad geographic coverage
■ Scale to satisfy customer time and service requirements
■ Responsive, local decentralized business units
■ Access to capital
■ Senior management operating expertise

Growth Strategy As Opportunities
Expand
■ Build and maintain long-term customer relationships at the local level
 } Position business to capture both recurring maintenance and new capital spending
■ Empower subsidiary management
 } Build relationships with customer contracting decision makers
 } Utilize detailed knowledge of local pricing dynamics
 } Leverage subcontractors and local trade relationships
■ Deliberately select attractive customers with profitable business
 } Focus on higher quality, long-term telecommunications industry leaders
■ Selectively screen potential acquisitions
 } Healthy players that bring long-term, established customer relationships
 } Complement existing Dycom customer footprint
 } Position Company for significant customer capital or maintenance spending
Dycom employs a deliberate and methodical growth strategy

at&t

comcast

CenturyLink

verizon

TIME WARNER CABLE
THE POWER OF YOU™

Charter

windstream
communications

QUESTAR
Gas

CABLEVISION

22%
21%
14%
10%
9%
7%
7%
4%
2%
2%
1%

DYCOM
INDUSTRIES INC.

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue
Well Established Customers
Fiscal Quarter Ended July 31, 2010
Customer Revenue Breakdown
Comcast
AT&T
CenturyLink
Verizon
Charter
Cablevision
Windstream
Questar Gas
Time Warner Cable
Electric Power Board
Other

Revenue ($ in millions)

$300
$250
$200
$150
$100
$50
$-
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
AT&T
Comcast
CenturyLink
Verizon
Qwest
Adelphia
Charter Comm
Time Warner Cable
Windstream

1400
1200
1000
800
600
400
200
0
$784
$579
$588
$842
$958
$995
$1,138
$1,230
$1,107
$989
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Top 5
Other

Customer Rotation
Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending
For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods.
62%
38%
63%
68%
32%
67%
33%
64%
36%
37%
63%
33%
67%
37%
64%
36%
64%
36%
64%
36%

Master Service Agreements
74.9%
9.5%
Short-term contracts
15.6%
Long-term contracts

- Multi-year, multi-million dollar arrangements covering thousands of individual work orders
- Generally exclusive requirement contracts

- **Long-term contracts** relate to specific projects with terms in excess of one year from the contract date
- **Short-term contracts** relate to spot requirements
- Significant majority of contracts are based on units of delivery

Dycom’s revenue stream is primarily generated by long-term contractual agreements
■ Master Service Agreements (MSA’s)
Revenue By Contract Type
Quarter Ended July 31, 2010
Revenue - Q4 Fiscal 2010

Executive	Industry Tenure	Comment
Steven E. Nielsen *President & CEO*	25 years	▪ 17 years with Dycom; prior experience with Henkels & McCoy
Timothy R. Estes *EVP & COO*	37 years	▪ 16 years with Dycom; prior experience with BellSouth
H. Andrew DeFerrari *Sr. VP & CFO*	6 years	▪ 6 years with Dycom; prior experience with Ernst & Young
Richard B. Vilsoet *General Counsel*	5 years	▪ 16 years of prior experience with Shearman & Sterling; 7 years as external Counsel to Dycom

Senior Management
Seasoned management team with several decades of combined industry experience

Financial Update

■Centralize activities which yield synergistic benefits
 } Treasury
 } Tax
 } Risk management
 } Capital asset procurement
 } Information technology resources

■Decentralize financial operations to provide solid support
and flexibility at operating unit level
■Maintain financial resources to support internal growth
and acquisition opportunities
Financial Overview

Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$995
$1,138
$1,230
$1,107
$989
FY2006
FY2007
FY2008
FY2009
FY2010
Contract Revenues

EBITDA - Adjusted and Income from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
$110.4
$139.2
$131.2
$117.2
$85.8
$32.9
$40.7
$31.4
$20.9
$6.8
FY2006
FY2007
FY2008
FY2009
FY2010
EBITDA - Adjusted (Non-GAAP) (1)
Income from continuing operations - Non-GAAP(1)

Fiscal Year Results - Revenue and
Earnings
(1) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See
“Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Revenue of $988.6 million for fiscal
 2010 compared to $1,106.9 million
 for fiscal 2009
■ Fiscal 2010 revenue and results
 impacted by customer reductions in
 capital spending plans in response
 to challenging economic conditions

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$160
$120
$80
$40
$-
$102.3
$108.5
$104.3
$126.6
$54.1
$47.3
$62.3
$62.3
$25.3
$46.6
FY2006
FY2007
FY2008
FY2009
FY2010
Cash Flow from Operating Activities
Cap-ex (net)(1)

Net Debt - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
1.5x
1.0x
0.5x
0.0x
$131.3
1.1x
$31.6
0.4x
$32.1
0.4x
FY2008
FY2009
FY2010
Net Debt(2)
Net Debt to EBITDA-Adjusted (Non-GAAP) (2)

Fiscal Year Results - Cash Flow and
Liquidity
(1) Capital expenditures net of proceeds from the sale of assets
(2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
“Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Strong cash flow from operations. Fiscal
 2010 cash flows impacted by lower levels
 of operations
■ Ample cash flows to support capital
 expenditures and fund operations
■ Long term financing in place as of
 July 31, 2010
 } $135.35 million Senior Subordinated
 Notes - October 2015 maturity
 } $225 million Credit Facility:
 } June 2015 maturity
 } No borrowings outstanding
■ 0.4x ratio of Net Debt to EBITDA-Adjusted
 in fiscal 2009 and fiscal 2010

Quarterly Results - Revenue and Earnings

Contract Revenues ($ in millions)
$300
$240
$180
$120
$60
$-
$270
$259
$216
$232
$282
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10*
Contract Revenues

EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$40
$30
$20
$10
$0
($10)
$31.8
$28.7
$12.3
$17.0
$28.2
$6.7
$5.8
$(4.0)
$0.6
$4.6
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10*
EBITDA - Adjusted (Non-GAAP) (1)
Income (loss) from continuing operations - Non-GAAP(1)

■ Seasonal revenue pattern driven by
 weather and available work days
■ Q4-10 reflects improving revenue
 trends

■ EBITDA - Adjusted and Income from
 Continuing Operations increased
 sequentially reflecting higher levels of
 operations and increased productivity

(1) The amounts for EBITDA - Adjusted and Income (Loss) from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
 * Q4-10 includes an incremental week as the result of our 52/53 week fiscal year.

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$-
$(10)
$30.5
$24.6
$32.3
$16.4
$15.0
$6.9
$4.0
$8.3
$5.5
$(8.2)
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10*
Cash Flow from Operating Activities
Cap-ex (net) (1)

Net Debt (Cash) - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$80
$50
$20
$(10)
1.8x
1.3x
0.8x
0.3x
-0.2x
$31.6
$15.5
$19.3
$32.1
0.3x
0.1x
0.0x
0.2x
0.4x
$(0.2)
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Net Debt (2)
Net Debt to Trailing 4 Qtr EBITDA-Adjusted (Non-GAAP) (2)

DYCOM INDUSTRIES INC.

Quarterly Results - Cash Flow and
Liquidity
 (1) Capital expenditures net of proceeds from the sale of assets
 (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
 “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Cash flows from operations impacted as
 activity level increased during the quarter
■ Capital expenditures, net of disposals at
 $15.0 million, reflecting replacement cycle
 and growth opportunities
■ Strong financial profile
■ Ample liquidity as of July 2010
 } $103.3 million cash and equivalents
 } $124.1 million availability under
 Revolving Credit Facility
 * Q4-10 includes an incremental week as the result of our 52/53 week fiscal year.

Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP measures

($ in millions) (amounts may not add due to rounding)	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009 Q1	Fiscal 2009 Q2	Fiscal 2009 Q3	Fiscal 2009 Q4	Fiscal 2009 Total	Fiscal 2010 Q1	Fiscal 2010 Q2	Fiscal 2010 Q3	Fiscal 2010 Q4	Fiscal 2010 Total
Adjusting Items:													
Write-off of deferred financing costs	$ -	$ -	$ -	$ 0.6	$ -	$ -	$ -	$ 0.6	$ -	$ -	$ -	$ -	$ -
Gain on debt extinguishment, net	-	-	-	-	(1.3)	(1.7)	-	(3.0)	-	-	-	-	-
Goodwill impairment charges	14.8	-	9.7	-	94.4	-	-	94.4	-	-	-	-	-
Charge for wage and hour litigation	-	-	7.6	-	-	-	-	-	-	-	-	-	-
Reversal of interest expense on income tax liabilities	-	-	(0.7)	-	-	(0.3)	-	(0.3)	-	-	-	-	-
Reversal of certain income tax related liabilities	-	-	(2.0)	-	-	(1.4)	-	(1.4)	-	-	(1.0)	-	(1.0)
Charge for proposed settlement of wage and hour claim	-	-	-	-	-	-	-	-	2.0	-	-	-	1.6
Valuation allowance on deferred tax asset	-	-	-	-	-	-	-	-	1.1	-	-	-	1.1
Reversal of pre-acquisition payroll related accruals	-	-	(1.7)	-	-	-	-	-	-	-	-	-	-
Gain on sale of real estate	-	(2.5)	-	-	-	-	-	-	-	-	-	-	-
Pre tax effect of Adjusting Items	$ 14.8	$ (2.5)	$ 14.9	$ 0.6	$ 93.1	$ (2.0)	$ -	$ 91.7	$ 2.0	$ -	$ -	$ -	$ 1.6
After tax effect of Adjusting Items	$ 14.8	$ (1.5)	$ 7.0	$ 0.3	$ 76.2	$ (2.6)	$ -	$ 74.0	$ 2.3	$ -	$ (1.0)	$ -	$ 0.9
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)													
Net income (loss) (GAAP)	$ 18.2	$ 41.9	$ 21.7	$ 10.5	$ (78.0)	$ 7.6	$ 6.6	$ (53.2)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8
Income (loss) from discontinued operations	0.1	(0.3)	(2.7)	-	-	-	(0.1)	(0.1)	-	-	-	-	-
Income (loss) from continuing operations, net of tax	18.0	42.2	24.4	10.6	(78.0)	7.6	6.7	(53.1)	3.5	(4.0)	1.6	4.6	5.8
Provision (benefit) for income taxes	22.2	27.3	13.2	7.1	(17.4)	3.4	5.5	(1.4)	4.5	(2.7)	(0.4)	3.4	4.9
Pre-tax income (loss) from continuing operations	40.2	69.5	37.6	17.7	(95.3)	11.0	12.2	(54.5)	8.0	(6.6)	1.2	8.0	10.7
Interest expense (income), net	10.1	13.8	12.4	3.9	4.1	3.1	3.4	14.5	3.5	3.5	3.4	3.8	14.2
Depreciation	42.2	51.0	60.0	14.8	15.1	14.5	14.2	58.6	13.6	14.0	14.3	15.4	57.2
Amortization	4.3	6.8	7.2	1.8	1.7	1.6	1.6	6.8	1.6	1.6	1.6	1.6	6.4
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	96.7	141.1	117.3	38.2	(74.4)	30.2	31.4	25.4	26.8	12.4	20.5	28.8	88.5
Gain on sale of fixed assets	(5.9)	(5.6)	(6.7)	(1.0)	(0.5)	(1.8)	(0.6)	(3.9)	(1.0)	(0.8)	(4.3)	(1.5)	(7.7)
Stock-based compensation expense	4.7	6.2	5.2	1.5	0.3	0.9	1.1	3.9	1.0	0.7	0.8	0.9	3.4
Pre-tax effect of Adjusting Items (from above) (a)	14.8	(2.5)	15.6	0.6	93.1	(1.7)	-	92.0	2.0	-	-	-	1.6
EBITDA - Adjusted (Non-GAAP)	$ 110.4	$ 139.2	$ 131.2	$ 39.3	$ 18.5	$ 27.6	$ 31.8	$ 117.2	$ 28.7	$ 12.3	$ 17.0	$ 28.2	$ 85.8

(a) Amounts exclude items already added back into the calculation of EBITDA

Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009 Q1	Fiscal 2009 Q2	Fiscal 2009 Q3	Fiscal 2009 Q4	Fiscal 2009 Total	Fiscal 2010 Q1	Fiscal 2010 Q2	Fiscal 2010 Q3	Fiscal 2010 Q4	Fiscal 2010 Total
Income (loss) from continuing operations, net of tax	$ 18.0	$ 42.2	$ 24.4	$ 10.6	$ (78.0)	$ 7.6	$ 6.7	$ (53.1)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8
Adjusting Items from above, after tax	14.8	(1.5)	7.0	0.3	76.2	(2.6)	-	74.0	2.3	-	(1.0)	-	0.9
Income from continuing operations - Adjusted (Non-GAAP)	$ 32.9	$ 40.7	$ 31.4	$ 10.9	$ (1.7)	$ 5.0	$ 6.7	$ 20.9	$ 5.8	$ (4.0)	$ 0.6	$ 4.6	$ 6.8

Reconciliation of Debt to Net Debt - Non-GAAP and Net Debt and Ratio of Net Debt to EBITDA - Adjusted (Non-GAAP)	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009 Q1	Fiscal 2009 Q2	Fiscal 2009 Q3	Fiscal 2009 Q4	Fiscal 2009 Total	Fiscal 2010 Q1	Fiscal 2010 Q2	Fiscal 2010 Q3	Fiscal 2010 Q4	Fiscal 2010 Total
Current and long-term debt			$ 153.4	$ 182.7	$ 147.4	$ 136.9	$ 136.3	$ 136.3	$ 136.0	$ 135.7	$ 135.5	$ 135.4	$ 135.4
less: Cash and equivalents			22.1	45.7	74.0	78.8	104.7	104.7	120.5	135.9	116.2	103.3	103.3
Net Debt (Cash)			$ 131.3	$ 137.0	$ 73.4	$ 58.1	$ 31.6	$ 31.6	$ 15.5	$ (0.2)	$ 19.3	$ 32.1	$ 32.1
Trailing 4 Qtr EBITDA -Adjusted (Non-GAAP)			$ 131.2	$ 125.7	$ 121.0	$ 119.9	$ 117.2	$ 117.2	$ 106.6	$ 100.4	$ 89.8	$ 85.8	$ 85.8
Ratio of Net Debt (Cash) to EBITDA - Adjusted (Non-GAAP)			1.0x	1.1x	0.6x	0.5x	0.3x	0.3x	0.1x	0.0x	0.2x	0.4x	0.4x
Ratio of Net Debt (Cash) to EBITDA			1.1x	1.2x	3.4x	2.9x	1.2x	1.2x	1.1x	0.0x	0.2x	0.4x	0.4x

DYCOM INDUSTRIES INC.

D.A. Davidson E&C Conference
September 28, 2010